Exhibit 99.1

The following unaudited tables illustrate the adjustments to the financial tables previously reported in the Company's first quarter 2021, second quarter 2021, third quarter 2021 and fourth quarter 2020 earnings releases, some of from which the restated amounts will be presented in the Company's fourth quarter 2021 earnings release or supplemental report (amounts in thousands, except per share data):

	Three Months Ended December 31, 2020				Year Ended December 31, 2020
Statements of Operations ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated
Revenues
Rental income	$67,606	$(1,134)	(a)	$66,472	$251,002	$(4,570)	(a)	$246,432
Other	1,404	6	(a)	1,410	4,482	(6)	(a)	4,476
Total revenues	69,010	(1,128)		67,882	255,484	(4,576)		250,908

Operating expenses
Depreciation and amortization	48,166	(722)	(a)	47,444	149,793	(2,564)	(a,b)	147,229
General and administrative	9,640	30	(a)	9,670	36,055	(257)	(a)	35,798
Real estate taxes	11,672	(263)	(a)	11,409	43,505	(1,028)	(a)	42,477
Property operating	14,910	(306)	(a)	14,604	56,595	(1,044)	(a)	55,551
Impairment charges	34,049	—		34,049	85,598	—		85,598
Total operating expenses	118,437	(1,261)		117,176	371,546	(4,893)		366,653

Gain on disposition of properties	174	—		174	683	—		683
Operating (loss) income	(49,253)	133		(49,120)	(115,379)	317		(115,062)

Equity in (losses) earnings of unconsolidated affiliates	(1,082)	(421)	(a)	(1,503)	(1,237)	(1,820)	(a)	(3,057)
Interest and other income	1,823	—		1,823	8,979	—		8,979
Realized and unrealized holding gains on investments and other	34,595	(568)	(b)	34,027	113,930	(568)	(b)	113,362
Interest expense	(17,687)	569	(a)	(17,118)	(72,060)	2,479	(a)	(69,581)
(Loss) income from continuing operations before income taxes	(31,604)	(287)		(31,891)	(65,767)	408		(65,359)
Income tax (provision) benefit	(1,012)	—		(1,012)	(271)	2	(a)	(269)
Net (loss) income	(32,616)	(287)		(32,903)	(66,038)	410		(65,628)
Net loss attributable to noncontrolling interests	21,891	155	(a,b)	22,046	57,279	(604)	(a,b)	56,675
Net (loss) income attributable to Acadia	$(10,725)	$(132)		$(10,857)	$(8,759)	$(194)		$(8,953)

Less: net income attributable to participating securities	—	—		—	(233)	—		(233)
Net (loss) income attributable to Common Shareholders - basic and diluted earnings per share	$(10,725)	$(132)		$(10,857)	$(8,992)	$(194)		$(9,186)

Weighted average shares for basic loss and basic and diluted earnings per share	86,311	—		86,311	86,442	—		86,442

Net loss per share - basic, Net earnings per share - basic and diluted	$(0.12)	$(0.01)		$(0.13)	$(0.10)	$(0.01)		$(0.11)

Exhibit 99.1

	Three Months Ended March 31, 2021
Statement of Operations ($ in thousands)	As Previously Reported	Adjustments		As Restated
Revenues
Rental income	$67,205	$(1,207)	(a)	$65,998
Other	2,189	—		2,189
Total revenues	69,394	(1,207)		68,187

Operating expenses
Depreciation and amortization	31,390	(750)	(a)	30,640
General and administrative	8,996	(4)	(a)	8,992
Real estate taxes	11,462	(256)	(a)	11,206
Property operating	13,477	(268)	(a)	13,209
Total operating expenses	65,325	(1,278)		64,047

Gain on disposition of properties	4,612	—		4,612
Operating income	8,681	71		8,752

Equity in earnings of unconsolidated affiliates	2,263	(381)	(a)	1,882
Interest and other income	1,700	—		1,700
Realized and unrealized holding gains on investments and other	6,507	(1,382)	(b)	5,125
Interest expense	(17,141)	550	(a)	(16,591)
Income from continuing operations before income taxes	2,010	(1,142)		868
Income tax provision	(150)	2	(a)	(148)
Net income	1,860	(1,140)		720
Net loss attributable to noncontrolling interests	3,302	801	(a,b)	4,103
Net income attributable to Acadia	$5,162	$(339)		$4,823

Less: net income attributable to participating securities	(156)	—		(156)
Net income attributable to Common Shareholders - basic and diluted earnings per share	$5,006	$(339)		$4,667

Weighted average shares for basic and diluted earnings per share	86,346	—		86,346

Net earnings per share - basic and diluted	$0.06	$(0.01)		$0.05

	Three Months Ended June 30, 2021				Six Months Ended June 30, 2021
Statements of Operations ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated
Revenues
Rental income	$73,666	$(1,597)	(a)	$72,069	$140,871	$(2,804)	(a)	$138,067
Other	994	(6)	(a)	988	3,183	(6)	(a)	3,177
Total revenues	74,660	(1,603)		73,057	144,054	(2,810)		141,244

Operating expenses
Depreciation and amortization	31,345	(805)	(a)	30,540	62,735	(1,555)	(a)	61,180
General and administrative	10,671	(18)	(a)	10,653	19,667	(22)	(a)	19,645
Real estate taxes	12,504	(290)	(a)	12,214	23,966	(546)	(a)	23,420
Property operating	12,890	(254)	(a)	12,636	26,367	(522)	(a)	25,845
Total operating expenses	67,410	(1,367)		66,043	132,735	(2,645)		130,090

Gain on disposition of properties	5,909	—		5,909	10,521	—		10,521
Operating income	13,159	(236)		12,923	21,840	(165)		21,675

Equity in earnings of unconsolidated affiliates	1,106	(207)	(a)	899	3,369	(588)	(a)	2,781
Interest and other income	2,054	—		2,054	3,754	—		3,754
Realized and unrealized holding gains on investments and other	2,711	(869)	(b)	1,842	9,218	(2,251)	(b)	6,967
Interest expense	(17,605)	554	(a)	(17,051)	(34,746)	1,104	(a)	(33,642)
Income from continuing operations before income taxes	1,425	(758)		667	3,435	(1,900)		1,535
Income tax provision	(194)	2	(a)	(192)	(344)	4	(a)	(340)

Exhibit 99.1

Net income	1,231	(756)		475	3,091	(1,896)		1,195
Net loss attributable to noncontrolling interests	2,687	555	(a,b)	3,242	5,989	1,356	(a,b)	7,345
Net income attributable to Acadia	$3,918	$(201)		$3,717	$9,080	$(540)		$8,540

Less: net income attributable to participating securities	(156)	—		(156)	(312)	—		(312)
Net income attributable to Common Shareholders - basic and diluted earnings per share	$3,762	$(201)		$3,561	$8,768	$(540)		$8,228

Weighted average shares for basic and diluted earnings per share	86,824	—		86,824	86,575	—		86,575

Net earnings per share - basic and diluted	$0.04	$—		$0.04	$0.10	$—		$0.10

Exhibit 99.1

	Three Months Ended September 30, 2021				Nine Months Ended September 30, 2021
Statements of Operations ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated
Revenues
Rental income	$71,852	$(1,550)	(a)	$70,302	$212,723	$(4,354)	(a)	$208,369
Other	1,594	—		1,594	4,777	(6)	(a)	4,771
Total revenues	73,446	(1,550)		71,896	217,500	(4,360)		213,140

Operating expenses
Depreciation and amortization	30,866	(802)	(a)	30,064	93,601	(2,357)	(a)	91,244
General and administrative	9,978	(68)	(a)	9,910	29,645	(90)	(a)	29,555
Real estate taxes	11,320	(292)	(a)	11,028	35,286	(838)	(a)	34,448
Property operating	12,698	(255)	(a)	12,443	39,065	(777)	(a)	38,288
Impairment charges	9,925	—		9,925	9,925	—		9,925
Total operating expenses	74,787	(1,417)		73,370	207,522	(4,062)		203,460

Gain on disposition of properties	—	—		—	10,521	—		10,521
Operating (loss) income	(1,341)	(133)		(1,474)	20,499	(298)		20,201

Equity in earnings of unconsolidated affiliates	644	(272)	(a)	372	4,013	(860)	(a)	3,153
Interest and other income	2,354	—		2,354	6,108	—		6,108
Realized and unrealized holding gains on investments and other	47,293	(800)	(b)	46,493	56,511	(3,051)	(b)	53,460
Interest expense	(17,334)	559	(a)	(16,775)	(52,080)	1,663	(a)	(50,417)
Income from continuing operations before income taxes	31,616	(646)		30,970	35,051	(2,546)		32,505
Income tax provision	(59)	—		(59)	(403)	4		(399)
Net income	31,557	(646)		30,911	34,648	(2,542)		32,106
Net income attributable to noncontrolling interests	(19,488)	460	(a,b)	(19,028)	(13,499)	1,816	(a,b)	(11,683)
Net income attributable to Acadia	$12,069	$(186)		$11,883	$21,149	$(726)		$20,423

Less: net income attributable to participating securities	(156)	—		(156)	(468)	—		(468)
Net income attributable to Common Shareholders - basic and diluted earnings per share	$11,913	$(186)		$11,727	$20,681	$(726)		$19,955

Weighted average shares for basic and diluted earnings per share	88,481	—		88,481	87,217	—		87,217

Net earnings per share - basic and diluted	$0.13	$—		$0.13	$0.24	$(0.01)		$0.23

a)
Relates to the correction to adjust the earnings (losses) of two consolidated Fund investments that are less-than-wholly-owned investments through the Company's opportunity funds (the "Fund Investments") to "equity in earnings of unconsolidated affiliates", which had no impact on net income (loss) for the periods presented.
b)
Relates to immaterial previously unrecorded adjustments, which, in the aggregate, increased or (decreased) net income attributable to Common Shareholders by: ($0.1) million or ($0.01) per share, and ($0.2) million or ($0.01) per share, for the three months and year ended December 31, 2020, respectively; ($0.3) million or ($0.01) per share, for the three months ended March 31, 2021; ($0.2) million or $0.00 per share, and ($0.5) million or $0.00 per share, for the three and six months ended June 30, 2021, respectively; and ($0.2) million or $0.00 per share, and ($0.7) million or ($0.01) per share, for the three and nine months ended September 30, 2021, respectively.

Exhibit 99.1

	Three Months Ended December 31, 2020				Year Ended December 31, 2020
Funds from Operations ($ in thousands) (a)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Net (loss) income attributable to Acadia	$(10,725)	$(132)	(b)	$(10,857)	$(8,759)	$(194)	(b)	$(8,953)

Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	32,574	—		32,574	106,158	62	(b)	106,220
Impairment charges (net of noncontrolling interests' share)	4,923	—		4,923	17,323	—		17,323
Gain on disposition of properties (net of noncontrolling interests' share)	(174)	—		(174)	(291)	—		(291)
(Loss) income attributable to Common OP Unit holders	(569)	—		(569)	(370)	—		(370)
Distributions - Preferred OP Units	123	—		123	495	—		495
Funds from operations attributable to Common Shareholders and Common OP Unit holders	$26,152	$(132)		$26,020	$114,556	$(132)		$114,424

Adjustments for Special Items:
Less: Unrealized holding gain and other (net of noncontrolling interest share)	(4,468)	132	(b)	(4,336)	(20,625)	132	(b)	(20,493)
Funds from operations before Special Items attributable to Common Shareholders and Common OP Unit holders	$21,684	$—		$21,684	$93,931	$—		$93,931

Funds From Operations per Share - Diluted
Basic weighted-average shares outstanding, GAAP earnings	86,311	—		86,311	86,442	—		86,442
Weighted-average OP Units outstanding	4,890	—		4,890	4,992	—		4,992
Assumed conversion of Preferred OP Units to common shares	465	—		465	465	—		465
Weighted average number of Common Shares and Common OP Units	91,666	—		91,666	91,899	—		91,899

Diluted Funds from operations, per Common Share and Common OP Unit	$0.29	$(0.01)		$0.28	$1.25	$—		$1.25

Diluted Funds from operations before Special Items, per Common Share and Common OP Unit	$0.24	$—		$0.24	$1.02	$—		$1.02

Exhibit 99.1

	Three Months Ended March 31, 2021
Funds from Operations ($ in thousands) (a)	As Previously Reported	Adjustments		As Restated

Net income attributable to Acadia	$5,162	$(339)	(b)	$4,823

Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	23,807	—		23,807
Impairment charges (net of noncontrolling interests' share)	—	—		—
Gain on disposition of properties (net of noncontrolling interests' share)	(5,096)	—		(5,096)
Income attributable to Common OP Unit holders	347	—		347
Distributions - Preferred OP Units	123	—		123
Funds from operations attributable to Common Shareholders and Common OP Unit holders	$24,343	$(339)		$24,004

Adjustments for Special Items:
Less: Unrealized holding gain and other (net of noncontrolling interest share)	(1,738)	339	(b)	(1,399)
Funds from operations before Special Items attributable to Common Shareholders and Common OP Unit holders	$22,605	$—		$22,605

Funds From Operations per Share - Diluted
Basic weighted-average shares outstanding, GAAP earnings	86,323	—		86,323
Weighted-average OP Units outstanding	5,120	—		5,120
Assumed conversion of Preferred OP Units to common shares	465	—		465
Assumed conversion of LTIP units and restricted share units to common shares	23	—		23
Weighted average number of Common Shares and Common OP Units	91,931	—		91,931

Diluted Funds from operations, per Common Share and Common OP Unit	$0.26	$—		$0.26

Diluted Funds from operations before Special Items, per Common Share and Common OP Unit	$0.25	$—		$0.25

Exhibit 99.1

	Three Months Ended June 30, 2021				Six Months Ended June 30, 2021
Funds from Operations ($ in thousands) (a)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Net income attributable to Acadia	$3,918	$(201)	(b)	$3,717	$9,080	$(540)	(b)	$8,540

Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	23,077	—		23,077	46,884	—		46,884
Impairment charges (net of noncontrolling interests' share)	—	—		—	—	—		—
Gain on disposition of properties (net of noncontrolling interests' share)	933	—		933	(4,163)	—		(4,163)
Income attributable to Common OP Unit holders	275	—		275	622	—		622
Distributions - Preferred OP Units	123	—		123	246	—		246
Funds from operations attributable to Common Shareholders and Common OP Unit holders	$28,326	$(201)		$28,125	$52,669	$(540)		$52,129

Adjustments for Special Items:
Less: Unrealized holding gain and other (net of noncontrolling interest share)	(688)	201	(b)	(487)	(2,426)	540	(b)	(1,886)
Funds from operations before Special Items attributable to Common Shareholders and Common OP Unit holders	$27,638	$—		$27,638	$50,243	$—		$50,243

Funds From Operations per Share - Diluted
Basic weighted-average shares outstanding, GAAP earnings	86,824	—		86,824	86,575	—		86,575
Weighted-average OP Units outstanding	5,135	—		5,135	5,127	—		5,127
Assumed conversion of Preferred OP Units to common shares	465	—		465	465	—		465
Assumed conversion of LTIP units and restricted share units to common shares	203	—		203	87	—		87
Weighted average number of Common Shares and Common OP Units	92,627	—		92,627	92,254	—		92,254

Diluted Funds from operations, per Common Share and Common OP Unit	$0.31	$(0.01)		$0.30	$0.57	$—		$0.57

Diluted Funds from operations before Special Items, per Common Share and Common OP Unit	$0.30	$—		$0.30	$0.54	$—		$0.54

Exhibit 99.1

	Three Months September 30, 2021				Nine Months Ended September 30, 2021
Funds from Operations ($ in thousands) (a)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Net income attributable to Acadia	$12,069	$(186)	(b)	$11,883	$21,149	$(726)	(b)	$20,423

Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	23,111	—		23,111	69,995	—		69,995
Impairment charges (net of noncontrolling interests' share)	2,294	—		2,294	2,294	—		2,294
Gain on disposition of properties (net of noncontrolling interests' share)	—	—		—	(4,163)	—		(4,163)
Income attributable to Common OP Unit holders	749	—		749	1,371	—		1,371
Distributions - Preferred OP Units	123	—		123	369	—		369
Funds from operations attributable to Common Shareholders and Common OP Unit holders	$38,346	$(186)		$38,160	$91,015	$(726)		$90,289

Adjustments for Special Items:
Less: Unrealized holding gain and other (net of noncontrolling interest share)	(13,384)	186	(b)	(13,198)	(15,810)	726	(b)	(15,084)
Funds from operations before Special Items attributable to Common Shareholders and Common OP Unit holders	$24,962	$—		$24,962	$75,205	$—		$75,205

Funds From Operations per Share - Diluted
Basic weighted-average shares outstanding, GAAP earnings	88,481	—		88,481	87,217	—		87,217
Weighted-average OP Units outstanding	5,121	—		5,121	5,125	—		5,125
Assumed conversion of Preferred OP Units to common shares	465	—		465	465	—		465
Assumed conversion of LTIP units and restricted share units to common shares	16	—		16	—	—		—
Weighted average number of Common Shares and Common OP Units	94,083	—		94,083	92,807	—		92,807

Diluted Funds from operations, per Common Share and Common OP Unit	$0.41	$—		$0.41	$0.98	$(0.01)		$0.97

Diluted Funds from operations before Special Items, per Common Share and Common OP Unit	$0.27	$—		$0.27	$0.81	$—		$0.81

a)
Relates to the correction to adjust the assets and liabilities of the Fund Investments to "investments in and advances to unconsolidated affiliates", which had no impact on FFO for the periods presented.
b)
Relates to immaterial previously unrecorded adjustments, which, in the aggregate, increased or (decreased) FFO by: ($0.1) million or ($0.01) per share, and ($0.1) million or $0.00 per share, for the three months and year ended December 31, 2020, respectively; ($0.3) million or $0.00 per share, for the three months ended March 31, 2021; ($0.2) million or ($0.01) per share, and ($0.5) million or $0.00 per share, for the three and six months ended June 30, 2021, respectively; and ($0.2) million or $0.00 per share, and ($0.7) million or ($0.01) per share, for the three and nine months ended September 30, 2021, respectively. The timing differences had no impact on FFO before special items for all of the periods presented.

Exhibit 99.1

	Three Months Ended December 31, 2020				Year Ended December 31, 2020
Reconciliation of Consolidated Net Operating Loss to Net Property Operating Income ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Consolidated operating (loss) income	$(49,253)	$133	(a)	$(49,120)	$(115,379)	$317	(a)	$(115,062)
Add back:
General and administrative	9,640	30	(a)	9,670	36,055	(257)	(a)	35,798
Depreciation and amortization	48,166	(722)	(a)	47,444	149,793	(2,564)	(a)	147,229
Impairment charges	34,049	—		34,049	85,598	—		85,598
Less:
Above/below market rent, straight-line rent and other adjustments	166	30	(a)	196	13,624	(43)	(a)	13,581
Gain on disposition of properties	(174)	—		(174)	(683)	—		(683)
Consolidated NOI	42,594	(529)		42,065	169,008	(2,547)		166,461

Noncontrolling interest in consolidated NOI	(12,209)	466	(a)	(11,743)	(48,536)	2,220	(a)	(46,316)
Less: Operating Partnership's interest in Fund NOI included above	(3,135)	63	(a)	(3,072)	(11,845)	327	(a)	(11,518)
Add: Operating Partnership's share of unconsolidated joint ventures NOI	3,306	—		3,306	15,659	—		15,659
NOI - Core Portfolio	$30,556	$—		$30,556	$124,286	$—		$124,286

	Three Months Ended March 31, 2021
Reconciliation of Consolidated Net Operating Loss to Net Property Operating Income ($ in thousands)	As Previously Reported	Adjustments		As Restated

Consolidated operating income	$8,681	$71	(a)	$8,752
Add back:
General and administrative	8,996	(4)	(a)	8,992
Depreciation and amortization	31,390	(750)	(a)	30,640
Impairment charges	—	—		—
Straight-line rent reserves	817	—		817
Less:
Above/below market rent, straight-line rent and other adjustments	(5,284)	11	(a)	(5,273)
Gain on disposition of properties	(4,612)	—		(4,612)
Consolidated NOI	39,988	(672)		39,316

Noncontrolling interest in consolidated NOI	(10,861)	589	(a)	(10,272)
Less: Operating Partnership's interest in Fund NOI included above	(2,618)	83	(a)	(2,535)
Add: Operating Partnership's share of unconsolidated joint ventures NOI	3,300	—		3,300
NOI - Core Portfolio	$29,809	$—		$29,809

Exhibit 99.1

	Three Months Ended June 30, 2021				Six Months Ended June 30, 2021
Reconciliation of Consolidated Net Operating Loss to Net Property Operating Income ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Consolidated operating income	$13,159	$(236)	(a)	$12,923	$21,840	$(165)	(a)	$21,675
Add back:
General and administrative	10,671	(18)	(a)	10,653	19,667	(22)	(a)	19,645
Depreciation and amortization	31,345	(805)	(a)	30,540	62,735	(1,555)	(a)	61,180
Impairment charges	—	—		—	—	—		—
Straight-line rent reserves	(232)	—		(232)	585	—		585
Less:
Above/below market rent, straight-line rent and other adjustments	(4,249)	5	(a)	(4,244)	(9,533)	16	(a)	(9,517)
Gain on disposition of properties	(5,909)	—		(5,909)	(10,521)	—		(10,521)
Consolidated NOI	44,785	(1,054)		43,731	84,773	(1,726)		83,047

Noncontrolling interest in consolidated NOI	(12,373)	922	(a)	(11,451)	(23,234)	1,511	(a)	(21,723)
Less: Operating Partnership's interest in Fund NOI included above	(3,131)	132	(a)	(2,999)	(5,749)	215	(a)	(5,534)
Add: Operating Partnership's share of unconsolidated joint ventures NOI	3,764	—		3,764	7,064	—		7,064
NOI - Core Portfolio	$33,045	$—		$33,045	$62,854	$—		$62,854

Exhibit 99.1

	Three Months Ended September 30, 2021				Nine Months Ended September 30, 2021
Reconciliation of Consolidated Net Operating Loss to Net Property Operating Income ($ in thousands)	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated

Consolidated operating (loss) income	$(1,341)	$(133)	(a)	$(1,474)	$20,499	$(298)	(a)	$20,201
Add back:
General and administrative	9,978	(68)	(a)	9,910	29,645	(90)	(a)	29,555
Depreciation and amortization	30,866	(802)	(a)	30,064	93,601	(2,357)	(a)	91,244
Impairment charges	9,925	—		9,925	9,925	—		9,925
Straight-line rent reserves	(258)	—		(258)	327	—		327
Less:
Above/below market rent, straight-line rent and other adjustments	(4,572)	20	(a)	(4,552)	(14,105)	36	(a)	(14,069)
Gain on disposition of properties	—	—		—	(10,521)	—		(10,521)
Consolidated NOI	44,598	(983)		43,615	129,371	(2,709)		126,662

Noncontrolling interest in consolidated NOI	(12,576)	862	(a)	(11,714)	(35,810)	2,373	(a)	(33,437)
Less: Operating Partnership's interest in Fund NOI included above	(3,104)	121	(a)	(2,983)	(8,853)	336	(a)	(8,517)
Add: Operating Partnership's share of unconsolidated joint ventures NOI	2,961	—		2,961	10,025	—		10,025
NOI - Core Portfolio	$31,879	$—		$31,879	$94,733	$—		$94,733

a)
Relates to the correction to adjust the earnings of the Fund Investments to "equity in earnings of unconsolidated affiliates", which had no impact on NOI - Core Portfolio for any of the periods presented.

Exhibit 99.1

	December 31, 2020
Balance Sheet ($ in thousands)	As Previously Reported	Adjustments		As Restated
ASSETS
Investments in real estate, at cost
Land	$776,275	$(23,554)	(a)	$752,721
Buildings and improvements	2,848,781	(46,528)	(a)	2,802,253
Tenant improvements	191,046	(12,128)	(a)	178,918
Construction in progress	5,751	(604)	(a)	5,147
Right-of-use assets - finance leases	25,086	—		25,086
	3,846,939	(82,814)		3,764,125
Less: Accumulated depreciation and amortization	(586,800)	13,436	(a)	(573,364)
Operating real estate, net	3,260,139	(69,378)		3,190,761
Real estate under development	247,349	(148)	(a)	247,201
Net investments in real estate	3,507,488	(69,526)		3,437,962
Notes receivable, net	101,450	(568)	(b)	100,882
Investments in and advances to unconsolidated affiliates	249,807	23,022	(a,b)	272,829
Other assets, net	173,809	(3,528)	(a)	170,281
Right-of-use assets - operating leases, net	76,268	—		76,268
Cash and cash equivalents	19,232	(533)	(a)	18,699
Restricted cash	14,692	(3,596)	(a)	11,096
Rents receivable	44,136	(1,084)	(a)	43,052
Total assets	$4,186,882	$(55,813)		$4,131,069

LIABILITIES
Mortgage and other notes payable, net	$1,125,356	$(56,550)	(a)	$1,068,806
Unsecured notes payable, net	500,083	—		500,083
Unsecured line of credit	138,400	—		138,400
Accounts payable and other liabilities	269,911	(1,469)	(a)	268,442
Lease liability - operating leases, net	88,816	—		88,816
Dividends and distributions payable	147	—		147
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,616	—		15,616
Total liabilities	2,138,329	(58,019)		2,080,310
Commitments and contingencies
EQUITY
Acadia Shareholders' Equity
Common shares, $0.001 par value, authorized 200,000,000 shares, issued and outstanding 86,268,303 and 87,050,465 shares, respectively	86	—		86
Additional paid-in capital	1,683,165	—		1,683,165
Accumulated other comprehensive loss	(74,891)	—		(74,891)
Distributions in excess of accumulated earnings	(167,046)	(132)	(b)	(167,178)
Total Acadia shareholders’ equity	1,441,314	(132)		1,441,182
Noncontrolling interests	607,239	2,338	(a,b)	609,577
Total equity	2,048,553	2,206		2,050,759
Total liabilities and equity	$4,186,882	$(55,813)		$4,131,069

a)
Relates to the correction to adjust the assets and liabilities of two consolidated subsidiaries to "investments in and advances to unconsolidated affiliates", which had no impact on net income (loss) for the year ended December 31, 2020.
b)
Relates to immaterial previously unrecorded adjustments, which, in the aggregate increased or (decreased) net income attributable to Common Shareholders by ($0.1) million through the year ended December 31, 2020.

The Company’s internal review is ongoing and the Company may identify further errors. There can be no assurance that the actual effects of the error corrections will be only as described above.